Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report covering the financial statements of Johnson Bank Illinois included in this Form 8-K/A, into PrivateBancorp, Inc.'s previously filed Form S-8 Registration Statement File No. 333-88289.


                                             ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
April 26, 2000